SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 1998

                          MERRILL LYNCH DEPOSITOR, INC.
             (on behalf of Public STEERS(R) Series 1998 HLT-1 Trust) (Exact name of registrant as specified in its charter)

   Delaware                          333-29015                  13-3891329
  (State or other                    (Commission              (I.R.S. Employer
    jurisdiction                     File Number)            Identification No.)
  of incorporation)

         World Financial Center,
           New York, New York                                      10281
  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.           Bankruptcy or Receivership

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

                  On October 15, 1998, Public STEERS(R) Series 1998 HLT-1 Trust, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued $26,751,000 initial principal amount of Class A Trust Certificates and a corresponding amount of Class B Trust Certificates.

                  In connection therewith, the Depositor entered into a Public STEERS(R) Series 1998 HLT-1 Supplement, dated as of October 15, 1998, by and between the Depositor and United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.           Resignation of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

4.2 Public STEERS(R) Series 1998 HLT-1 Supplement, dated as of October 15, 1998, between Merrill Lynch
                              Depositor, Inc. and United States
                              Trust Company of New York, as
                              trustee and as securities
                              intermediary.

Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH DEPOSITOR, INC.


Date:  October 15, 1998                 By:      /s/ Barry N. Finkelstein
                                                 ------------------------------
                                        Name:    Barry N. Finkelstein
                                        Title:   Secretary

                                INDEX TO EXHIBITS


Exhibit No.                                      Description
-----------                                      -----------

4.2 Public STEERS(R) Series 1998 HLT-1 Supplement, dated as of October 15, 1998, between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as trustee and as securities intermediary.



(R)        "STEERS" is a registered service mark of Merrill Lynch & Co., Inc.